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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2001

NETMANAGE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-22158	77-0252226

(State or other jurisdiction	(Commission	(IRS Employer

of incorporation)	File Number)	Identification No.)

10725 NORTH DE ANZA BOULEVARD, CUPERTINO, CALIFORNIA	95014

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 973-7171

N/A
(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

NetManage, Inc. (“NetManage”) received a letter, dated June 5, 2001, from The Nasdaq Stock Market, Inc., notifying NetManage of its failure to maintain a minimum bid price of $1.00 over the preceding 30 consecutive trading days as required by the Nasdaq National Market under Nasdaq Marketplace Rule 4450(a)(5) (the “Rule”). The letter stated that NetManage has until September 3, 2001 to demonstrate compliance with the Rule and that, if NetManage is not in compliance by that date, Nasdaq will notify NetManage that its securities will be delisted from the Nasdaq National Market. If such event occurs, NetManage may appeal the decision to a Nasdaq Listing Qualifications Panel.

ITEM 6. Exhibits and Reports on Form 8-K

No reports on Form 8-K were filed with the Securities and Exchange Commission during the three months ended March 31, 2001.

EXHIBITS

   (a) NetManage, Inc. News Release dated June 8, 2001.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETMANAGE, INC.

By: /s/ MICHAEL PECKHAM Michael Peckham Vice President and Chief Financial Officer

Date: June 8, 2001

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INDEX TO EXHIBITS

Exhibit
Number	Description

1	News Release dated June 8, 2001

2